FFTW Funds, Inc.
                        Prospectus dated April 30, 2001
                       Supplement dated December 3, 2001


The following information replaces similar information found under the section entitled Dividends on page 30 of the Prospectus:

As of December 3, 2001, net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium) of each Portfolio, other than the U.S. Short-Term Portfolio, will be declared as dividends payable to the respective shareholders of record as of the second to last Business Day of each month. The net investment income of the U.S. Short-Term Portfolio will be declared as a dividend payable daily to the respective shareholders of record as of the close of each Business Day. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all Federal Tax Regulations.